UNIT PURCHASE AGREEMENT dated as of July 2, 2003 (the "Agreement") by and among DCAP GROUP, INC., a Delaware corporation (the "Company"), and those
persons  and  entities  whose  names  appear  on  Schedule  A  attached   hereto
(individually, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

     Upon the terms and conditions hereinafter set forth, the Purchasers desire to purchase from the Company, and the Company desires to issue to the Purchasers, units (collectively, the "Units") consisting in the aggregate of (i) Secured Subordinated Promissory Notes (collectively, the "Notes") in the aggregate principal amount of $3,500,000 and (ii) Warrants (collectively, the "Warrants") for the purchase of an aggregate of 525,000 shares of Common Stock of the Company (the "Warrant Stock").

     Concurrently herewith, (i) the Company and the Purchasers are executing a Pledge Agreement (the "Pledge Agreement") pursuant to which the Company is to pledge (the "Pledge") to the Purchasers all of the issued and outstanding shares of Common Stock (the "Payments Stock") of Payments Inc., a New York corporation ("Payments"), as security for the payment of all amounts due under the Notes, and (ii) Payments and the Purchasers are executing a Security Agreement (the "Security Agreement") pursuant to which Payments is to grant to the Purchasers a security interest (the "Security Interest") in all of its assets (the "Payments Assets") as security for the Company's obligations under the Notes.

     A condition to the Closing (as hereinafter defined) is the closing by Payments of a certain credit facility with Manufacturers and Traders Trust Company (together with its successors and assigns, "M&T"), as contemplated by that certain letter agreement (the "Commitment Letter") dated June 10, 2003 between M&T and Payments, among others (the "Credit Facility"). The Commitment Letter requires that the Purchasers execute and deliver to M&T one or more Subordination Agreements under terms satisfactory to M&T (whether one or more than one, collectively, the "Subordination Agreement") pursuant to which, among other things, the Pledge and the Security Interest shall be subordinated to the security interest granted to M&T with respect to the Payments Stock and the Payments Assets and the indebtedness, liabilities and obligations of Payments and/or the Company to the Purchasers are subordinated to the indebtedness, liabilities and obligations owed to M&T.

     Concurrently herewith, the Company and the Purchasers are executing a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Purchasers are to be granted certain registration rights with respect to the resale of the Warrant Stock.

     Concurrently herewith, each of the Purchasers is executing an Appointment of Representative (the "Appointment") pursuant to which Jack Seibald (the "Representative") is being appointed the representative and attorney-in-fact of the Purchasers, to act on their behalf with respect to this Agreement, the Notes, the Pledge Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement and the Escrow Agreement (as hereinafter defined).

     The Notes, the Warrants, the Pledge Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement and the Escrow Agreement are collectively referred to as the "Other Transaction Documents".

     Concurrently herewith, the Purchase Price (as hereinafter defined), the Notes, the Warrants, the Pledge Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement and the UCC-1 Filing Authorization (as hereinafter defined) are being deposited into escrow pursuant to the terms of the Escrow Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

     1.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, their respective Units. The closing (the "Closing") of the purchase and the sale of the Units shall take place at the offices of Bryan Cave Robinson Silverman, 1290 Avenue of the Americas, New York, New York 10104, at such time as the conditions set forth in Section 1.5 have been satisfied or waived by the appropriate party or at such other location or such later date as the parties shall agree (such date, the "Closing Date").

     1.2 Deliveries upon Execution of this Agreement. On the date of execution of this Agreement, the parties shall deliver or cause to be delivered the following:

          (a)  the Company shall deliver or cause to be delivered:

               (i)  to each Purchaser,

                    (A)  this Agreement, executed by the Company; and

                    (B) an escrow agreement (the "Escrow Agreement") by and among the Company, Payments, the Purchasers and Certilman Balin Adler & Hyman, LLP (the "Escrow Agent"), executed by the Company and Payments, pursuant to which the Escrow Agent will hold in escrow the
                         documents   referred  to  in  Section   1.2(a)(ii)  and
                         (b)(ii); and

               (ii) to the Escrow Agent,

                    (A) Notes in the names of the respective Purchasers in the principal amounts as specified next to each Purchaser's name on Schedule

                         A hereto (executed by the Company but undated);

                    (B) Warrants in the names of the respective Purchasers, representing the right to purchase the number of shares of Common Stock as specified next to each Purchaser's name on Schedule A hereto (executed by the Company but undated);

                    (C) four (4) copies of each of the Pledge Agreement, the Security Agreement and the Registration Rights Agreement (each executed by the Company or Payments, as the case may be, but undated); and

                    (D) an authorization to file a UCC-1 Financing Statement with the Secretary of State of New York with respect to the Security Interest (the "UCC-1 Filing Authorization") (executed by Payments but undated); and

          (b)  each Purchaser shall deliver or cause to be delivered:

               (i)  to the Company,

                    (A)  this Agreement, executed by the Purchaser;

                    (B)  the Escrow Agreement, executed by the Purchaser; and

                    (C) the Appointment, executed by the Representative and the Purchaser; and

               (ii) to the Escrow Agent,

                    (A) in United States dollars in immediately available funds, the principal amount of the Purchaser's Note, as specified next to such Purchaser's name on Schedule A hereto (the "Purchase Price"); and

                    (B) four (4) copies of each of the Pledge Agreement, the Security Agreement, the Subordination Agreement and the Registration Rights Agreement (each executed by the Purchaser but undated).

     1.3 Deliveries upon Execution of Credit Facility Agreement. On the date of execution of the Financing and Security Agreement with respect to the Credit Facility, the Escrow Agent shall date, as of the date thereof, the Subordination Agreement deposited in escrow with the Escrow Agent pursuant to Section 1.2(b)(ii) hereof and deliver it to M&T.

     1.4  Deliveries on Closing. On the Closing Date, the Escrow Agent shall

          (a) date, as of the Closing Date, the Notes and the Warrants deposited with the Escrow Agent pursuant to Section 1.2(a)(ii) hereof and deliver them to the Representative,

          (b) deliver the aggregate amount of the Purchase Price for the Units deposited with the Escrow Agent pursuant to Section 1.2(b)(ii) hereof to or at the direction of the Company,

          (c) date, as of the Closing Date, the four (4) copies of the Pledge Agreement, the Security Agreement and the Registration Rights Agreement deposited with the Escrow Agent pursuant to Section 1.2(a)(ii) and (b)(ii) hereof and deliver two (2) copies of each of the Company and the Representative, and

          (d) date, as of the Closing Date, the UCC-1 Filing Authorization deposited with the Escrow Agent pursuant to Section 1.2(a)(ii) hereof and deliver it to the Representative.

     1.5  Conditions to Closing.

          (a) The obligation of a Purchaser to perform at the Closing is subject to satisfaction or waiver by such Purchaser of each of the following conditions:

               (i) Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects (except where the representation and warranty is already qualified as to materiality, in which case the representation and warranty shall be true and correct in all respects) as of the date when made and as of the Closing Date as though first made at that time (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

               (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

               (iii) Credit Facility Closing. The conditions to the initial advance under the Credit Facility (other than the receipt by the Company or Payments of the Purchase Price) shall have been satisfied or waived by M&T.

               (iv) Compliance Certificate. The Company shall have delivered to the Representative an Officer's Certificate signed by the Company's Chief Executive Officer, dated as of Closing Date, certifying that the Company has satisfied the conditions set forth in Section 1.5(a).

          (b) The obligation of the Company to perform at the Closing is subject to satisfaction or waiver by the Company of each of the following conditions:

               (i) Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects (except where the representation and warranty is already qualified as to materiality, in which case the representation and warranty shall be true and correct in all respects) as of the date when made and as of the Closing Date as though first made at that time (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

               (ii) Performance by the Company. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

               (iii)Credit Facility Closing. The conditions to the initial advance under the Credit Facility (other than the receipt by the Company or Payments of the Purchase Price) shall have been satisfied or waived by M&T..

     1.6 Termination. If the Closing shall not have occurred on or prior to August 31, 2003, then this Agreement shall be automatically deemed null and void and of no further force and effect and the Escrow Agent shall promptly thereafter return the Purchase Price to the respective Purchasers and shall destroy the other documents held by it in escrow.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company makes the following representations and warranties to the Purchasers on the date hereof and the Closing Date:

     2.1 Valid Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to carry on its business as now conducted and to own its assets. The Company is in good standing and qualified to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably could be expected to result in: (i) an adverse effect on the legality, validity or enforceability of this Agreement or the Other Transaction Documents to which it is a party, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries (as defined below), taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under this Agreement or the Other Transaction Documents to which it is a party (any of (i), (ii) or (iii), a "Material Adverse Effect").The copies of the Company's Restated Certificate of Incorporation and By-laws, as amended, which have heretofore been made available to the Purchasers, are true and complete copies of such documents as now in effect.

     2.2  Capitalization.

          (a) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $.01 par value, of which 12,353,402 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $.01 par value, none of which are issued and outstanding. All the issued and outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable.

          (b) Except as set forth on Schedule B attached hereto, there are no subscriptions, options, warrants, rights, calls or other commitments to which the Company is a party, or by which it is bound, calling for the issuance, sale, transfer or other disposition of any class of securities of the Company and there are no outstanding securities or instruments of the Company convertible into or exchangeable for shares of Common Stock or any other securities of the Company.

     2.3  Subsidiaries.

          (a) Schedule C attached hereto sets forth a complete list of the names and jurisdictions of incorporation of each of the Company's subsidiaries (excluding inactive entities) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to carry on its business as now conducted and to own its assets. Each Subsidiary is qualified to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not, individually or in the aggregate, have or reasonably could be expected to result in, a Material Adverse Effect.

          (b) Except as set forth on Schedule C, all of the outstanding capital stock of each of the Subsidiaries is owned, directly or indirectly, by the Company.

          (c) Except in connection with the Credit Facility and except as set forth on Schedule D attached hereto, there are no subscriptions, options, warrants, rights, calls or other commitments to which the Company or any of the Subsidiaries is a party, or to which any of them is bound, calling for the issuance, sale, transfer or other disposition of any class of securities of any of the Subsidiaries and there are no outstanding securities or instruments of the Company of any of the Subsidiaries convertible into or exchangeable for shares of Common Stock or any other securities of any of the Subsidiaries.

     2.4 Consents. No consents of governmental or other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Company or Payments, as the case may be, to enable it to enter into and carry out this Agreement and the Other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby.

     2.5 Authority; Binding Nature of Agreement. The Company or Payments, as the case may be, has the requisite corporate power and authority to enter into this Agreement and the Other Transaction Documents to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Other
Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company or Payments, as the case may be, and no other corporate proceedings are necessary to authorize the execution and delivery of this Agreement and the Other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby. Each of this Agreement and the Other Transaction Documents to which it is a party constitutes the valid and binding obligation of the Company or Payments, as the case may be, and is enforceable against the Company or Payments, as the case may be, in accordance with its terms.

     2.6 SEC Reports. The Company has previously delivered to the Representative, for distribution to the Purchasers, true and complete copies of
(i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, (ii) its Quarterly Report on Form 10-QSB for the period ended March 31, 2003 and (iii) its Current Reports on Form 8-K for events dated April 29, 2003, May 27, 2003, May 28, 2003 and June 11, 2003. The Company has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof and including any and all filings required under the Sarbanes-Oxley Act of 2002, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, as amended, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the respective dates of the SEC Reports (except that, with respect to SEC Reports that have been amended, as of the respective dates of the latest amendment thereto), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed (except that, with respect to SEC Reports that have been amended, when the latest amendment thereto was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto (subject, in the case of unaudited statements, to the absence of footnotes), and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     2.7 No Breach. Neither the execution and delivery of this Agreement or the Other Transaction Documents nor compliance by the Company with any of the provisions hereof or thereof nor the consummation of the transactions contemplated hereby or thereby, will:

          (a)  violate  or  conflict   with  any   provision   of  the  Restated
Certificate  of   Incorporation  or  By-laws  of  the  Company  or  any  of  its
Subsidiaries;

          (b) violate or, alone or with notice or the passage of time, result in the breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement to which the Company or any of its Subsidiaries is a party or by which it or any of its assets may be bound;

          (c) violate any judgment, order, injunction, decree or award against, or binding upon, the Company or any of its Subsidiaries or upon their respective assets; or

          (d) violate any law or regulation of any jurisdiction relating to the Company or any of its Subsidiaries.

     2.8 Brokers. The Company has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

     2.9 Warrant Stock. The Warrant Stock is duly authorized and, when issued and paid for in accordance with the Warrants, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the number of shares representing the Warrant Stock.

     2.10 Litigation. Except as set forth in the SEC Reports, there is no action which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Other Transaction Documents or the Warrant Stock or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any current director or officer thereof, is or has been for the last three (3) years the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty with respect to the Company. To the knowledge of the Company, there has not been, during the last three (3) years, and there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

     2.11 Title to Assets. The Company and the Subsidiaries have good title in fee simple to all real property owned by them that is material to their respective businesses and good title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all liens, except as set forth in the SEC Reports or on Schedule E attached hereto and for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance in all material reports.

     2.12 Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary and material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person whi8ch if determined adversely to the Company would, individually or in the aggregate, have or could reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

     2.13 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     2.14 Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls which the audit committee of the board of directors believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for significant assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     2.15 Certain Registration Matters. Assuming the accuracy of the Purchasers' representations and warranties, no registration under the Securities Act is required for the offer and sale of the Warrant Stock by the Company to the Purchasers under this Agreement or the Other Transaction Documents.

     2.16 Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASD OTC Electronic Bulletin Board to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock.

     2.17 Investment Company. The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.18 Disclosure. The Company confirms that neither it nor any person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. Neither this Agreement nor any Other Transaction Document contains any untrue statement of material fact concerning the Company, its Subsidiaries or this offer and sale of securities, or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     The Purchasers acknowledge and agree that the Company does not make and has not made any representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

     Each Purchaser makes the following representations and warranties to the Company, with respect to himself, on the date hereof and the Closing Date:

     3.1 Authority; Binding Nature of Agreement. The Purchaser has the requisite power to enter into this Agreement and the Other Transaction Documents to which he is a party and to carry out his obligations hereunder and thereunder. Each of this Agreement and the Other Transaction Documents to which he is a party constitutes the valid and binding obligation of the Purchaser and is enforceable in accordance with its terms.

     3.2 No Breach. Neither the execution and delivery of this Agreement or the Other Transaction Documents to which he is a party nor compliance by the Purchaser with any of the provisions hereof or thereof nor the consummation of the transactions contemplated hereby or thereby will:

          (a) violate or conflict with any provisions of the Certificate of Incorporation, By-Laws or other organizational documents of the Purchaser;

          (b) violate or, alone or with notice or the passage of time, result in the breach of any agreement to which the Purchaser is a party or by which he is bound;

          (c) violate any judgment, order, injunction, decree or award against, or binding upon, the Purchaser or upon his assets; or

          (d) violate any law or regulation of any jurisdiction relating to the Purchaser.

     3.3 Brokers. The Purchaser has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on his behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

     3.4  Investment Representations.

          (a) The Purchaser is acquiring the Note and the Warrants, and will acquire the Warrant Stock, for his own account, and not as nominee or agent, and will not resell or otherwise distribute any of the Notes, the Warrants or the Warrant Stock except in compliance with the Securities Act.

          (b) The Purchaser understands that (i) neither the Notes, nor the Warrants nor the Warrant Stock have been registered under the Securities Act or any state securities laws, (ii) neither the Notes, nor the Warrants nor the Warrant Stock may be resold unless they are registered under the Securities Act or an exemption from registration is available, and (iii) there is no agreement on the part of the Company to register any of the Notes, the Warrants or the Warrant Stock thereunder.

          (c) The Purchaser recognizes that the acquisition of the Notes, the Warrants and the Warrant Stock involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) he may not be able to liquidate his investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) he could sustain a complete loss of his investment.

          (d) The Purchaser represents that he (i) is competent to understand and does understand the nature of this investment; and (ii) is able to bear the economic risk of this investment.

          (e) The Purchaser represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          (f) The Purchaser represents that he has been furnished by the Company with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested, including, without limitation, with regard to the contemplated Credit Facility; that he has reviewed the SEC Reports; and that he has had the opportunity to consult with his own tax or financial advisor concerning a purchase of the Units.

     3.5 Restrictive Legend. The Purchasers agree to the imprinting of the following legend on the certificates evidencing the Warrant Stock:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE

          SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES SUBJECT TO COMPLIANCE WITH APPLICABLE LAW.

     The Company acknowledges and agrees that none of the Purchasers makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

     4.1 Entire Agreement. This Agreement, including the schedules attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof.

     4.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows::

                  If to the Company at:

                  1158 Broadway
                  Hewlett, NY 11557
                  Attention: Chief Executive Officer
                  Facsimile No.: (516) 295-7216
                  with a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York 11554
                  Attention:  Fred Skolnik, Esq.
                  Facsimile No.:  (516) 296-7111

                  If to the Purchasers at:

                  c/o Jack Seibald
                  1336 Boxwood Drive West
                  Hewlett Harbor, NY 11557
                  Facsimile No.: (516) 569-7453

                  with a copy to:

                  Bryan Cave Robinson Silverman
                  Bryan Cave LLP
                  1290 Avenue of the Americas
                  New York, NY 10104
                  Attention: Robert G. Leonard, Esq.
                  Facsimile No.: (212) 541-4630

or at such other address as any party or person shall designate by notice to the other parties in accordance with the provisions hereof.

     4.3 Choice of Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement and the Other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Other Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such proceeding is improper. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement or the Other Transaction Documents, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

     4.4 Severability. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

     4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

     4.6 Headings. The headings or captions in this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

     4.7 Facsimile Signatures. Signatures transmitted by facsimile shall be deemed original signatures.

     4.8  Counterpart   Signatures.   This   Agreement   may  be   executed   in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     4.10 Representation by Counsel. Each party acknowledges that he has been represented by counsel in connection with this Agreement and the Other Transaction Documents and the transactions contemplated hereby and thereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement or the Other Transaction Documents against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement and the Other Transaction Documents shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     4.11 Gender. All references to the masculine gender herein shall be deemed to refer to the feminine and neuter where applicable.

     4.12 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Representative or, in the case of a waiver, by the party (including the Representative on behalf of the Purchasers) against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     4.13 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

     4.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement and the Other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement and the Other
Transaction  Documents.  Nothing  contained  in this  Agreement  and  the  Other
Transaction Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Other Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and the Other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The foregoing shall not be construed to limit the powers of the Representative pursuant to the Appointment.


                  {Remainder of page intentionally left blank.}

     WITNESS the execution of this Agreement as of the date first above written.

                                                DCAP GROUP, INC.

                                                By:
                                                   -----------------------------
                                                    Barry Goldstein
                                                    Chief Executive Officer

                                   PURCHASERS:

TO BE COMPLETED BY INDIVIDUAL                TO BE COMPLETED BY CORPORATE,
PURCHASER                                    PARTNERSHIP, LIMITED LIABILITY
                                             COMPANY OR TRUST PURCHASER

-----------------------------------          -------------------------------------
Name(s) of Purchaser(s) [Please Print]       Name of Purchaser [Please Print]


----------------------------------           By:
Signature of Purchaser                         -----------------------------------
                                               Authorized Signatory

-----------------------------------          -------------------------------------
Signature of Purchaser, if jointly held      Name and Title of Authorized Signatory
                                             [Please Print]

-----------------------------------          ------------------------------------
Social Security Number(s) of Purchaser(s)    Taxpayer Identification Number of Purchaser

                               List of Schedules

SCHEDULE A - Purchasers
SCHEDULE B - Outstanding Options and Warrants
SCHEDULE C - Subsidiaries
SCHEDULE D - Pledge of Shares
SCHEDULE E - Liens